                                                                    EXHIBIT 99.1

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-01
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 2/28/03

             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S AFFIRMATIONS
================================================================================
   AS THE RESPONSIBLE PARTY FOR THE DEBTOR IN POSSESSION, I AFFIRM THAT
   THE RESPONSES TO THE QUESTIONS BELOW ARE TRUE TO THE BEST OF MY
   KNOWLEDGE AND BELIEF:

   1.  (A) YES   X      NO         All Post-petition business taxes are paid.
              -------     -------
       (B) YES          NO         All Post-petition individual taxes are paid.
              -------     -------

           If no, the following taxes have not been paid since the filing of the petition:

           TYPE OF TAX                                  AMOUNT
                                                        $
           -------------------------------------------  -----------------------
                                                        $
           -------------------------------------------  -----------------------
                                                        $
           -------------------------------------------  -----------------------
                                                        $
           -------------------------------------------  -----------------------
                                                        $
           -------------------------------------------  -----------------------

         2.      YES    X         NO      Adequate insurance on all property
                    ----------      ----- including fire, theft, liability,
                                          collision, casualty, and workman's
                                          compensation (if applicable) is
                                          currently in full force and effect.

                 If no, enter:    TYPE                             not in force.
                                       ---------------------------
                                  TYPE                             not in force.
                                       ---------------------------




         3.      YES    X         NO      New books and records were opened and
                    ----------      ----- are being maintained daily.

         4.      YES              NO  X   New bank accounts were opened.
                    ----------      -----

         5.      YES    X         NO      Bank accounts are reconciled.
                    ----------      -----

         6.      YES    X         NO      I have otherwise complied with all
                    ----------      ----- requirements of the Chapter 11
                                          Operating Order.

         7.      YES    X         NO      All financial statements filed with
                    ----------      ----- the Bankruptcy Clerk's office are
                                          prepared in accordance with generally
                                          accepted accounting principles.


================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

PHONE NO.  (256) 740-5100          /s/ William Neitzke - President
                                   ---------------------------------------------
                                   RESPONSIBLE PARTY
DATE: 3/13/2003
      ------------------------

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME:  MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11  MONTH ENDING 2/28/03


                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month
================================================================================
                                BUSINESS DEBTOR'S
================================================================================

    CASH RECEIPTS & DISBURSEMENTS                           INCOME STATEMENT
================================================================================
    CASH ON HAND (Beginning) of month is the same
    figure as Cash on Hand (End) of last month.     1.   REVENUE FROM TOTAL
                                                         SALES                     $ 463,125.72
                                                                                  -------------
    A.   CASH ON HAND                  $ 16,494.73
                                      -------------
                                                    2.   LESS COST OF THOSE
    B.   RECEIPTS:                                       SALES                       308,020.77
                                                         (Cost of materials,      -------------
         Accounts Receivable from                        Labor, etc)
         Form BA-02 (A)-Line II (C)     650,904.15
                                      -------------
                                                    3.   EQUALS GROSS
         Cash Sales                             -        PROFIT (1 minus 2)          155,104.95
                                      -------------                               -------------
         Sale of Property                       -   4.   LESS OPERATING
                                      -------------      EXPENSES                    250,461.98
         (Not in ordinary course                                                  -------------
           of business)
                                                    5.   EQUALS NET PROFIT
         Other                                  -        OR LOSS FROM
         -----------------------      -------------      OPERATIONS
         Deposits in Transit *                           (3 minus 4)
         -----------------------      -------------                                  (95,357.03)
                                                                                  -------------
    C.   TOTAL RECEIPTS                 650,904.15
                                      -------------
         (total of B)                               6.   NON-OPERATING
                                                         INCOME/EXPENSES
                                                         (LIST SPECIFIC
    D.   BUSINESS DISBURSEMENTS                          INCOME/EXPENSES)
         FROM FORM BA-02 (B)            340,740.90
                                      -------------
                                                         ----------------------
    E.   SURPLUS OR DEFICIT             310,163.25       Bad Dept Expense            148,191.33
                                      -------------      ----------------------   -------------
                      (C minus D)                                                             -
                                                         ----------------------   -------------

                                                    7.   EQUALS NET PROFIT
    F.   CASH ON HAND (End)                              OR NET LOSS
                      (A plus E)       $326,657.98       (5 plus or minus 6)       $(243,548.36)
                                      -------------                               -------------

     * Deposits received in bank lock box but not credited to A/R until detail received in February.

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                        /s/ William Neitzke - President
                                        ---------------------------------
DATE:           3/13/2003               RESPONSIBLE PARTY
     -----------

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11  MONTH ENDING 2/28/03
                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month

================================================================================
                                BUSINESS DEBTOR'S
================================================================================
      CASH RECEIPTS & DISBURSEMENTS
================================================================================

    CASH ON HAND (Beginning) of month is the same figure as Cash on Hand (End) of last month.
    PAYROLL ACCOUNT

    A.   CASH ON HAND                                 $ 13,002.02
                                                      -----------
    B.   RECEIPTS:


         Deposits to Payroll Account                   191,604.07
                                                      -----------

         Cash Sales                                             -
                                                      -----------

         Sale of Property                                       -
         (Not in ordinary course                      -----------
           of business)


         Other                                                  -
                -----------------------               -----------
                                                                -
         ------------------------------               -----------

    C.   TOTAL RECEIPTS                                191,604.07
         (total of B)                                 -----------


    D.   BUSINESS DISBURSEMENTS
         Payroll Checks Cleared                        167,348.19
                                                      -----------

    E.   SURPLUS OR DEFICIT                             24,255.88
                      (C minus D)                     -----------

    F.   CASH ON HAND (End)
                      (A plus E)                      $ 37,257.90
                                                      -----------

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                      /s/ William Neitzke - President
                                    -------------------------------------------
DATE:              3/13/2003        RESPONSIBLE PARTY
     ---------

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (A)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================
CASE NAME: MARTIN INDUSTRIES, INC.  NO. 02-85553-JAC-11     MONTH ENDING 2/28/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================

                     BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE
=====================================================================================
    I.   NO ACCOUNTS RECEIVABLE WERE COLLECTED THIS MONTH.               ____ (Check
                                                                         if true.)

    II.  COLLECTION OF ACCOUNTS RECEIVABLE THIS MONTH:

         A.    Amount collected this month on accounts
               receivable charged and paid this month.                   $          -
                                                                         ------------
         B.    Amount collected this month on accounts
               receivable charged in prior months                        $ 650,904.15
                                                                         ------------

         C.    TOTAL collected this month on accounts receivable         $ 650,904.15
                                                                         ------------

    III. PENDING accounts receivable as of the end of this month.   SEE ATTACHED SCHEDULE.

            ENTITY               0-30 DAYS              31-60 DAYS         61-90 DAYS          OVER 90          TOTAL
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------

TOTALS                          $ 559,127.00            $ 231,324.00       $ 69,740.00         $ 110,627.00     $ 970,818.00



I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.


                                         /s/ William Neitzke - President
                                        ---------------------------------------

                                         RESPONSIBLE PARTY

DATE:   3/13/2003
      ---------------------------

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (B)
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11  MONTH ENDING 2/28/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                     BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS


ACCOUNTING                                                                  $        --
                                                                            -----------
ADVERTISING                                                                          --
                                                                            -----------
AUTOMOBILES/VEHICLES (repairs & maintenance)                                         --
                                                                            -----------
COMMISSIONS/CONTRACT LABOR                                                     9,478.54
                                                                            -----------
INSURANCE (TOTAL)                                                           $  7,033.00
                                                                            -----------
             AUTO                                      $        --
                                                       -----------
             LIABILITY                                          --
                                                       -----------
             LIFE                                               --
                                                       -----------
             MEDICAL                                            --
                                                       -----------
             CASUALTY                                           --
                                                       -----------
             FIRE & THEFT                                       --
                                                       -----------
             WORKMAN'S COMP                               7,033.00
                                                       -----------
             OTHER                                              --
                                  --------------       -----------
INTEREST PAID                                                               $        --
                                                                            -----------
INVENTORY PURCHASED                                                           18,691.45
                                                                            -----------
LEGAL                                                                                --
                                                                            -----------
POSTAGE                                                                          430.26
                                                                            -----------
RENT/LEASE PAYMENTS ON REAL ESTATE                                                   --
                                                                            -----------
REPAIRS & MAINTENANCE                                                                --
                                                                            -----------
SALARIES/WAGES PAID                                                          191,604.07
                                                                            -----------
SECURED LOAN PAYMENTS [ENTER FROM BA-02 (C) ]                                        --
                                                                            -----------
SUPPLIES (TOTAL)                                                            $  7,304.92
                                                                            -----------
             OFFICE                                    $  3,767.95
                                                       -----------
             OPERATING                                    3,536.97
                                                       -----------
TRAVEL & ENTERTAINMENT                                                      $        --
                                                                            -----------
TAXES  [ENTER FROM BA-02 (D) ]                                                62,563.61
                                                                            -----------
UNSECURED LOAN PAYMENTS                                                              --
                                                                            -----------
UTILITIES (TOTAL)                                                           $        --
                                                                            -----------
             ELECTRICITY                               $        --
                                                       -----------
             GAS                                                --
                                                       -----------
             TELEPHONE                                          --
                                                       -----------
             WATER                                              --
                                                       -----------
             OTHER                                              --
                                                       -----------

OTHER BUSINESS DISBURSEMENTS                                                $ 43,635.05
                                                                            -----------
             EMPLOYEE REIMBURSEMENTS                   $  6,524.37
                                                       -----------
             GARNISHMENTS                              $  5,637.87
                                                       -----------
             FREIGHT                                   $ 30,933.76
                                                       -----------
             PROFESSIONAL SERVICES                     $        --
                                                       -----------
             BUSINESS LICENSES                         $        --
                                                       -----------
             BANKRUPTCY COURT FEES                     $        --
                                                       -----------
             BUILDING SECURITY                         $    539.05
                                                       -----------
TOTAL BUSINESS DISBURSEMENTS                                                $340,740.90
                                                                            -----------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                /s/ William Neitzke - President
DATE:_____________________3/13/2003            -------------------------------
                                                      RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (C)
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11  MONTH ENDING 2/28/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

              BUSINESS DEBTOR'S LOAN PAYMENTS TO SECURED CREDITORS


_______  There are no secured debts.
         (Check if true.)

  X      No secured loan payments have been paid during this period.
_______  (Check if true.)

         List all secured creditors and their status below:


        CREDITOR            COLLATERAL               Date Paid           Payment           Payment          *Payments
                                                                         Amount            Amount               in
                                                                           Due              Made             Arrears
      -----------------------------------------------------------------------------------------------------------------
      AmSouth Bank         A/R, Inventory, M&E                       $                 $
       M-TIN, LLC           Real Estate

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------

         * Number of post-petition payments in arrears


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                         /s/ William Neitzke - President
DATE:______3/13/2003                     ----------------------------------
                                                 RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (D)
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11  MONTH ENDING 2/28/03
                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                    BUSINESS DEBTOR'S TAX PAYMENTS



A.   WITHHELD TAXES FOR EACH PAYROLL PERIOD


                                                                   FICA 941
                                                         ----------------------------
              Payroll                   Payroll                              Amount                  State                Local
                Date                    Amount           Amount Due        Deposited                 Income               Income
              --------                ----------        -----------       -----------               -------               ------
              2/1/2003                 63,489.28          17,332.92         17,332.92               2,325.81                 --
              2/8/2003                 61,289.16          16,585.34         16,585.34               2,248.15                 --
             2/15/2003                 61,180.40          16,549.02         16,549.02               2,245.82                 --
             2/22/2003                 51,726.77          14,778.49                --               1,938.75                 --

               Total                  237,685.61          65,245.77         50,467.28               8,758.53                 --

B.   UNEMPLOYMENT TAXES FOR EACH PAYROLL PERIOD


                                                                     FUTA 940
                                                          --------------------------------
              Payroll                  Taxable                                    Amount
                Date                   Payroll            Amount Due             Deposited            State
              -------                  -------            ----------             ---------            -----

              2/1/2003                 63,489.28             507.91                 --              1,777.70
              2/8/2003                 61,289.16             490.31                 --              1,716.10                 --
             2/15/2003                 61,180.40             489.44                 --              1,713.05                 --
             2/22/2003                 51,726.77             413.81                 --              1,448.35                 --

               Total                  237,685.61           1,901.48                 --              6,655.20                 --

C    OTHER TAXES (SPECIFY TYPE: EXCISE, SALES, ETC.
     INCLUDING INCOME TAXES DUE AND PAID QUARTERLY)


                DUE                                                       PAID
                Date              Type                      Amount        Date             Type                   Amount
                ----              ----                      ------        ----             ----                   ------
              2/5/2003                                     2,828.66      1/3/2003           --                   2,828.66
             2/13/2003       AL State W/H                  9,130.03     2/15/2003       AL State W/H             9,130.03
             2/19/2003       AL Sales & Use                   66.71     2/20/2003       AL Sales & Use              66.71
             2/19/2003       FL Sales & Use                   10.00     2/20/2003       FL Sales & Use              10.00
                             (Penalty)                                                  (Penalty)                      --
             2/19/2003       STACS Colbert                     2.03     2/20/2003       STACS Colbert                2.03
             2/19/2003       Tax Trust Acct                   58.90     2/20/2003       Tax Trust Acct              58.90
                             Sales & Use                                                Sales & Use                    --
                                                                                             --                        --



               Total                                      12,096.33                                             12,096.33

I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                              /s/ William Neitzke - President
DATE:_________________   3/13/2003            -------------------------------
                                                     RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-03
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11  MONTH ENDING 2/28/03
                        Attach to Business Form BA-03(A)
             File for Each Month by the 15th of the Following Month
                         BUSINESS DEBTOR'S BANK ACCOUNTS
             (All accounts must be listed whether dormant or active)


   Bank, Credit Union                  Account No.                Statement       Statement             Pre-petition
      S & L, Etc.                    (Check, Save,                 Balance           Date                 Account
                                        CD, Etc.)                     $                                    Y or N
   ------------------                  -----------                ---------        ---------            ------------
     AmSouth Bank                      0010012710                  326,657.98       2/28/2003                  Y
     AmSouth Bank                      0087083019                          --       2/28/2003                  Y
     AmSouth Bank                      0018564429                          --       2/28/2003                  Y
     AmSouth Bank                      0087083027                   37,257.90       2/28/2003                  Y


                                  GROSS PAYROLL
                  (Wages, Salaries, Commissions, Bonuses, Etc.)

     Officer #1 (Name)           Richard M. Wilson                           Amount:       $     7,692.32
     Officer #2 (Name)           Chester K. Wilson                                         $     7,692.32
     Other Office (Name)         Diane S. McGee                                            $     5,769.25
     Employees (Number)              126                                                   $   165,071.69
     Employees (Relatives)                                                                 $           --
     Name                                                                                  $           --
     Name                                                                                  $           --

                            INVENTORY (IF APPLICABLE)

     Inventory - Beginning of Month (COST)                                                 $ 3,231,335.94
     Inventory - Purchased this Month - CASH                         $   18,691.45
     Inventory - Purchased this Month - CREDIT                       $          --
     Inventory - Sold this Month                                     $ (175,825.20)
     Inventory - End of Month (COST)                                                       $ 3,074,202.19

                PAYMENTS MADE TO PRE-PETITION UNSECURED CREDITORS

 X_____ A.  No payments on pre-petition debts have been made this month.
 ______ B.  The following payments have been made this month to unsecured creditors whose debts were incurred prior to the filing of this case.

      Creditor            Amount                Date                 Reason
      --------            ------                ----                 ------







    I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND
BELIEF.

                                              /s/ William Neitzke - President
DATE:______________________       3/13/2003 -----------------------------------
                                                     RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-03 (A)
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME:  MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11  MONTH ENDING 2/28/03
                          Attach to Business Form BA-03
             File for Each Month by the 15th of the Following Month
                BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE

                                  CHECK A or B

______   A.       All operating expenses since the beginning of this case have been paid. Therefore, there are no post-petition accounts payable.

 [X]     B.       Post-petition accounts payable are:


        ENTITY OWED                        0 - 30           31 - 60                61 - 90    OVER 90
                                            DAYS              DAYS                  DAYS       DAYS           TOTAL
                                           -------          --------             ---------    -----         ---------
BOC GROUP INC                              266.24             525.19                 --         --            791.43
HOLOX LTD                                      --               8.60                 --         --              8.60
MATHESON TRI-GAS INC                           --              30.18                 --         --             30.18
STERICYCLE INC                                 --              84.00                 --         --             84.00
TYCO ELECTRONICS                               --             484.06                 --         --            484.06
A D T SECURITY SYSTEMS INC                     --             327.12                 --         --            327.12
G E CAPITAL                                    --              82.76                 --         --             82.76
IBM                                         53.00             237.38                 --         --            290.38
REGIONS LEASING                                --           2,971.00                 --         --          2,971.00
UNDERWRITERS LABORATORIES INC                  --           1,205.46                 --         --          1,205.46
BELLSOUTH                               12,730.86          (8,979.98)                --         --          3,750.88
BELLSOUTH COMMUNICATION SYSTEM                 --             557.40                 --         --            557.40
BELLSOUTH/EDS ALLIANCE                         --           1,460.71                 --         --          1,460.71
FLORENCE UTILITIES                       6,068.15                                    --         --          6,068.15
FEDERAL EXPRESS                          9,994.35           3,443.46                 --         --         13,437.81
SHEFFIELD POWER WATER & GAS              7,658.30             421.90                 --         --          8,080.20
ATHENS UTILITIES                           487.20                                                             487.20
SAFETY KLEEN                             8,995.58
AT&T                                     8,596.91














TOTALS                              $   36,770.90           $2,859.24             $ -             $ -     $39,630.14


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                    /s/ William Neitzke - President
DATE:______     3/13/2003           ----------------------------------------
                                              RESPONSIBLE PARTY